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                                                                 EXHIBIT 10.48.2


                               SECOND AMENDMENT TO
           THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

        This Second Amendment to Third Amended and Restated Receivables Purchase Agreement, dated as of October 8, 2002 (this "Amendment"), is among SCI FUNDING, INC. ("Seller"), SCI TECHNOLOGY, INC. ("SCI"), SANMINA-SCI CORPORATION ("Guarantor"), the Purchasers party hereto (the "Purchasers"), and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Purchasers ("Administrative Agent").

                                   Background

        1. Seller, SCI, Guarantor, Purchasers and the Administrative Agent are parties to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of July 31, 2002 (as amended, the "Receivables Purchase Agreement").

        2. The parties hereto desire to amend the Receivables Purchase Agreement in certain respects as set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

        SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

        SECTION 2. Amendments to Receivables Purchase Agreement. Effective as of the Effective Date, the Receivables Purchase Agreement is hereby amended as follows:

            2.1. Clause (p) of Section 10.01 of the Receivables Purchase Agreement is hereby amended in its entirety as follows:

        (p) the long-term senior unsecured debt rating (or, if such long-term senior unsecured debt rating is not available, an implied equivalent thereof published by the relevant rating agency) of the Guarantor (i) fails to be at least Ba3 by Moody's at any time from the period from October 1, 2002 through and including December 31, 2002, (ii) fails to be at least Ba2 by Moody's at any time after December 31, 2002 or (iii) fails to be at least BB- by S&P.

            2.2. The definition of "Regulatory Change" in Appendix A to the Receivables Purchase Agreement is hereby amended (i) to replace clause
        (ii)(B) thereof with the following "(B) any fiscal, monetary or other authority (including any accounting board or authority (whether or not a governmental authority) which is responsible for the establishment or interpretation of national or international accounting principals), in each case whether foreign or domestic having jurisdiction over the Affected Party" and (ii) add the following to the end of such definition: "For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute a Regulatory Change."


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            2.3. The definition of "Trigger Event" in Appendix A to the
        Receivables Purchase Agreement is amended to replace "long-term senior unsecured debt rating" therein with "long-term senior unsecured debt rating (or, if such rating is not available, an implied equivalent thereof published by the relevant rating agency)".

        SECTION 3. Waiver. The Administrative Agent and the Purchasers hereby waive (i) the occurrence of a Termination Event under Section 10.01(p) of the Receivables Purchase Agreement caused solely by the failure of the Guarantor to have the requisite rating from Moody's specified in such Section 10.01(p) on the date of (but prior to giving effect to Section 2.1 of) this Amendment and (ii) the consequences thereof. This Amendment shall constitute notice by SCI, Seller and Guarantor of such Termination Event as required by Section 7.02(e) of the Receivables Purchase Agreement. This waiver shall not constitute a waiver of any other Termination Event or Unmatured Termination Event (including any Termination Event resulting from the failure of the ratings of the Guarantor to satisfy on or after the date hereof the requirements specified in Section 10.01(p), as amended by this Amendment).

        SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date (the "Effective Date") when (i) the Administrative Agent shall have received counterpart signatures of all parties to this Amendment and the Purchaser Fee Letter dated as of the date hereof and (ii) each Related Administrator has confirmed receipt of an amendment fee equal to 0.05% of the aggregate Commitments of the Bank Purchasers of the applicable Related Group.

        SECTION 5. Miscellaneous. The Receivables Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Seller, SCI and Guarantor, jointly and severally, agree to pay on demand all costs and expenses, including all reasonable attorneys' fees and disbursements, actually incurred by the Administrative Agent in connection with the negotiation, preparation, execution or delivery of this Amendment.

        SECTION 6. No Waiver. The execution, delivery and effectiveness of the Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Administrative Agent under the Receivables Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

        SECTION 7. Reaffirmation of Guarantee. Without limiting the generality of the foregoing, the Guarantor hereby reaffirms all of its obligations under the guarantee set forth in Article XIV of the Receivables Purchase Agreement, both before and after giving effect to the Amendment and such guarantee is hereby ratified and confirmed.



                                       2

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.



                                      QUINCY CAPITAL CORPORATION,
                                      as a Conduit Purchaser



                                      By /s/
                                        ----------------------------------------
                                        Title President
                                             -----------------------------------



                                      AMSTERDAM FUNDING CORPORATION,
                                      as a Conduit Purchaser



                                      By /s/ Bernard J. Angelo
                                        ----------------------------------------
                                        Title Bernard J. Angelo, Vice President
                                             -----------------------------------



                                      BANK OF AMERICA, NATIONAL ASSOCIATION,
                                      as the Administrative Agent



                                      By /s/ William Van Beek
                                        ----------------------------------------
                                        Title William Van Beek, Principal
                                             -----------------------------------



                                      BANK OF AMERICA, NATIONAL
                                      ASSOCIATION, as a Bank Purchaser



                                      By /s/ William Van Beek
                                        ----------------------------------------
                                        Title William Van Beek, Principal
                                             -----------------------------------


                                      S-1

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                                      ABN AMRO BANK N.V.,
                                      as a Bank Purchaser



                                      By /s/ Patricia Luken
                                        ----------------------------------------
                                        Title GVP
                                             -----------------------------------


                                      By /s/
                                        ----------------------------------------
                                        Title VP
                                             -----------------------------------



                                      SCI FUNDING, INC.



                                      By: /s/ Rick Ackel
                                         ---------------------------------------
                                         Title CFO
                                              ----------------------------------



                                      SCI TECHNOLOGY, INC.



                                      By: /s/ Rick Ackel
                                         ---------------------------------------
                                         Title CFO
                                              ----------------------------------



                                      SANMINA-SCI CORPORATION



                                      By: /s/ Rick Ackel
                                         ---------------------------------------
                                         Title CFO


                                      S-2